Note 2 - Liquidity and Capital Resources	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Liquidity Disclosure [Text Block]

2. Liquidity and Capital Resources

The Company has generated negative cash flows from operations and, as of December 31, 2023, had an accumulated deficit of approximately $54.4 million. In January 2023, the Company was awarded a $21.0 million grant from the NIA to support its ongoing RewinD-LB Trial, which is expected to be received over a three-year period. In July 2023, the Company sold common stock for proceeds of $0.8 million. In addition, the Company received $12.7 million in cash and cash equivalents through the reverse recapitalization. The Company expects to continue to generate operating losses for the foreseeable future. The Company’s future viability is dependent on its ability to raise additional capital to finance its operations and pursue its business strategies. There can be no assurances that additional funding will be available on terms acceptable to the Company, or at all. These conditions cause substantial doubt regarding the Company’s ability to continue as a going concern.

The Company will continue to require additional financing to advance current product candidates through clinical development, to develop, acquire or in-license other potential product candidates and to fund operations for the foreseeable future. The Company expects that its existing cash and cash equivalents as of December 31, 2023, along with the remaining funds expected to be received from the NIA Grant, will not be sufficient to enable it to fund its operating expenses and capital expenditure requirements, and continue as a going concern for at least twelve months following the issuance of these consolidated financial statements. The Company will continue to seek funds through equity offerings, debt financings or other capital sources, including potential collaborations, grants, licenses and other similar arrangements. However, the Company may be unable to raise additional funds or enter into such other arrangements when needed on favorable terms or at all. Without additional funding, the Company would be forced to delay, reduce or eliminate its research and development programs. Accordingly, since the financing discussed below has not been completed, substantial doubt exists about the Company’s ability to continue as a going concern within one year after the date these financial statements are issued. The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

On March 28, 2024, the Company entered into a securities purchase agreement with certain purchasers named therein related to the private placement of an aggregate of 2,532,285 units, each comprised of (i) (A) one share of common stock or (B) one Pre-Funded Warrant and (ii) one Series A Warrant. The aggregate upfront gross proceeds for the 2024 Private Placement are expected to be approximately $50 million, before deducting offering fees and expenses, and up to an additional approximately $99.4 million in gross proceeds if the Series A Warrants are fully exercised for cash. The 2024 Private Placement is expected to close on or about April 1, 2024, subject to customary closing conditions. The consolidated financial statements do not reflect and do not include any adjustments for the Company’s expected receipt of proceeds from the 2024 Private Placement.